UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2023

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

411 Waverly Oaks Road, Suite 115, Waltham, MA 02452

(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2023, Ondas Networks Inc., a Delaware corporation (“Networks”) and wholly owned subsidiary of Ondas Holdings Inc., a Nevada corporation (the “Company”), entered into a Preferred Stock Purchase Agreement (the “Agreement”) for an investment of at least $15 million in Networks. The Agreement was entered into with the initial purchaser named therein (the “Initial Purchaser”) for an initial sale of shares of preferred stock for a purchase of $10 million, subject to certain closing conditions (the “Initial Closing”), and provides for a second closing for the sale of up to an additional $10 million of preferred stock by a strategic investor (the “Second Closing”). The Initial Purchaser has committed to fund up to $5 million in the Second Closing if the strategic investor does not participate. The Initial Closing is expected to occur on July 13, 2023.

Pursuant to the Agreement, the Initial Purchaser will acquire the following in the Initial Closing for gross proceeds to Networks of $10 million: (i) 286,082 shares of preferred stock of Networks, $0.00001 par value per share (the “Preferred Stock”), at a purchase price of $34.955 per share (the “Per Share Price”), convertible into shares of Common Stock, $0.00001 par value per share of Networks (the “Networks Common Stock”) and (ii) warrants to purchase 5,100,000 shares of common stock of the Company, $0.0001 par value per share (the “Parent Common Stock”), at an exercise price of $0.89 per share, exercisable commencing ninety days following the date of issuance through the fifth anniversary of the date of issuance (the “Warrants,” and together with the Preferred Stock, the “Securities”). Also, pursuant to the Agreement, the Second Closing may be completed for gross proceeds to Networks of up to an additional $10 million allowing for the sale of the following: (i) 286,082 additional shares of Preferred Stock at the Per-Share Price, to a strategic investor or one (1) or more other purchasers reasonably acceptable to the Initial Purchaser or 143,041 additional shares of Preferred Stock at the Per-Share Price to the Initial Purchaser and (ii) warrants to purchase 5,100,000 shares of the Parent Common Stock, at an exercise price of $0.89 per share, exercisable commencing ninety days following the date of issuance through the fifth anniversary of the date of issuance.

The Preferred Stock accrues dividends at the rate per annum of eight percent (8%) of the original issue price, of $34.955 per share (the “Original Issue Price”). Such dividends are payable in cash or additional shares of Preferred Stock, with such valuation based on the Original Issue Price. Each share of Preferred Stock is convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Networks Common Stock as is determined by dividing the Original Issue Price by the conversion price in effect at the time of conversion, which initially is set at $34.955. In lieu of any fractional shares to which the holder would otherwise be entitled, the number of shares of Networks Common Stock to be issued upon conversion of the Preferred Stock shall be rounded to the nearest whole share.

Pursuant to the Agreement, the Company shall enter into a registration rights agreement with the purchaser(s) to register the resale of the Parent Common Stock underlying the Warrants pursuant to a registration statement to be filed no later 180 days following the Initial Closing. A form of the registration rights agreement is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference. Also, pursuant to the Agreement, the parties shall enter into an indemnification agreement, investors’ rights agreement, right of first refusal agreement, and voting agreement. Forms of each of these exhibits are attached to Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Networks will use the proceeds from the sale of the Securities for working capital and other general corporate purposes, including fees related to the transactions contemplated by the Agreement. No portion of the proceeds will be distributed to the Company.

The issuance of the Securities were exempt from registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of such Securities Act and Regulation D promulgated thereunder based upon the representations of the Initial Purchaser that it was an “accredited investor” (as defined under Rule 501 of Regulation D) and that it was purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the Securities.

The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the transaction documents attached as exhibits to this Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

The Company issued a press release on July 10, 2023 announcing the transaction described above which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Preferred Stock Purchase Agreement, dated July 9, 2023, between Ondas Networks Inc. and the Initial Purchaser.
10.2	Form of Registration Rights Agreement (included as Exhibit E to Exhibit 10.1 of this Form 8-K).
10.3	Form of Warrant (included as Exhibit H to Exhibit 10.1 of this Form 8-K).
99.1	Press Release, dated July 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2023	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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